Exhibit 10-12

THE SYMBOL '***' IS USED THROUGHOUT THIS EXHIBIT TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AS CONFIDENTIAL

United States Public Health Service
Amendment L-103-96/1

This first Amendment ("Amendment") to the License Agreement L-103-96/0 entered into on November 19, 1997 (the "Original Agreement") by the Public Health Service (hereinafter "PHS") through the Office of Technology Transfer, National Institutes of Health, 6011 Executive Boulevard, Suite 325, Rockville, Maryland, 20852-3804 and Angiotech Pharmaceuticals, Inc. (hereinafter "Licensee"), a Canadian corporation having its principal office at 6660 N.W. Marine Drive, Vancouver, B.C. CANADA, V6T 1 Z4, is effective as of the last signature date below.

WHEREAS,

A.

The Original Agreement by and between PHS and Licensee grants Licensee, among other things, an exclusive license under the Licensed Patent Rights in the Licensed Territory to make and have made, to use and have used, to sell and have sold, to offer to sell, and to import Licensed Products in the Licensed Fields of Use and to practice and have practiced any Licensed Processes in the Licensed Fields of Use.

B.

As Licensee made payments in lieu of an earned royalty to enter into a License Agreement with NeoRx Corporation ("NeoRx"), pursuant to which NeoRx granted Licensee an exclusive license to certain technology, patents and other intellectual property rights covering the manufacture, use and sale of Licensed Products, PHS and Licensee wish to adjust the earned royalty rates to reflect these additional intellectual property rights needed to practice the invention.

C.

PHS and Licensee wish to further define the active components of certain Combined Products.

D.

PHS and Licensee wish to expedite the ultimate clinical use of Licensed Products which are at a later stage of development by severing certain legal obligations from other Licensed Products which are at earlier stages of development.

E.

PHS and Licensee have determined the desirability of amending the Original Agreement to facilitate the development of Licensed Products under the Licensed Patent Rights.

NOW THEREFORE, in consideration of the mutual covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Licensee and PHS agree to amend the Original Agreement as follows:

1.

Section 2.13 (Combined Product). Licensee and PHS hereby agree to amend Section 2.13 (the definition of "Combined Product") of the Original Agreement by adding the following at the end of that section:

"For example, [***] and [***] are two-component Combined Products that each contain a Licensed Product and one other active component."

Amendment L-103-9611

PHS and Angiotech Pharmaceuticals, Inc.

March 4, 2002, Page 1 of 5, File: L103961FINAL

2.

Severable Obligations by Licensed Field of Use.

2.1

New Section 13.10. Licensee and PHS hereby agree to add the following as a new Section 13.10 to the Original Agreement:

"13.10 As set forth in Section 3.01 and Appendix B, in this Agreement PHS grants Licensee an exclusive license in two different Licensed Fields of Use and a nonexclusive license in a third Licensed Field of Use. All of Licensee's obligations under this Agreement except only those obligations pertaining to royalties and reimbursement under Article 6 (but including, without limitation, obligations pertaining to patent filing, prosecution and maintenance under Article 7, record keeping under Article 8, plans and reports under Article 9, performance under Article 10, infringement and patent enforcement under Article 11 and the obligations listed in Section 13.05) are severable obligations by Licensed Field of Use, not joint obligations of Licensee. Therefore, notwithstanding anything to the contrary set forth in this Agreement, Licensee's unremedied default in the performance of any material obligation under this Agreement (except royalty and reimbursement obligations under Article 6) that pertain to only one of the three Licensed Fields of Use shall be a basis for PHS, in accordance with this Article 13, to terminate or modify Licensee's rights under this Agreement as to such Licensed Field of Use, but shall not be a basis for PHS to terminate or modify Licensee's rights in the other Licensed Fields of Use, and all of Licensee's rights and obligations under this Agreement in the other Licensed Fields of Use shall survive, and remain unaffected by, such termination or modification of rights in one Licensed Field of Use."

2.2

Related Amendments to Sections 13.02, 13.04, 13.05 and 13.07.

Licensee and PHS hereby agree to add the phrase ", subject to Section 13.10" (i) in Section 13.02 (after "PHS may" in line 4 of Section 13.02), (ii) in Section 13.05 (both at the beginning of that section and after "PHS may" in the last full line of that section), and (iii) at the beginning of Section 13.07. Licensee and PHS hereby also agree to add the phrase ", on a Licensed Field of Use-by-Licensed Field of Use basis in accordance with Section 13.10," (i) at the end of Section 13.02, after "written notice," (ii) in Section 13.04 after "any licenses", (iii) at the end of Section 13.05, after "terminate this Agreement," and (iv) in Section 13.07 after "modify this Agreement."

3.

Appendix C, Section III (Royalties). Licensee and PBS hereby agree to amend Appendix C, Section III, Paragraph A of the Original Agreement by adding the following at the end of that Paragraph A, immediately prior to "; and":

"; provided that (a), notwithstanding the foregoing, in the case of two-component Combined Products as described in Section 1 of this Amendment that are [***], PHS and Licensee agree that the royalty rates on Net Sales of such Combined Products manufactured and sold in the Licensed Territory shall be (i) [***] percent ([***]%) on Net Sales equal to or less than US$[***] by Licensee or a sublicensee in a given year, and (ii) [***]

Amendment L-103-96/1

Public Health Service and Angiotech Pharmaceuticals, Inc.

March 4, 2002, Page 2 of 5, File: L103961FINAL

[***] percent ([***]%) on Net Sales greater than US$[***] by Licensee or that sublicensee that same year (Licensee shall be entitled to no further reduction of these [***]% and [***]% royalty rates under Paragraph B below, and such royalty rates shall apply to the Net Sales of such Combined Products without further reduction of the Net Sales price under Section 6.12 of this Agreement); provided further that (b), notwithstanding the foregoing, in the case of two-component Combined Products as described in Section 1 of this Amendment that are [***], PHS and Licensee agree that the royalty rates on Net Sales of such Combined Products manufactured and sold in the Licensed Territory shall be (x) [***] percent ([***]%) on Net Sales equal to or less than US $[***] by Licensee or a sublicensee in a given year, and (y) [***] percent ([***]%) on Net Sales greater than US $[***] by Licensee or that sublicensee that same year, and such [***]% and [***]% royalty rates shall apply to Net Sales of such Combined Products, without further reduction of the Net Sales price under Section 6.12 of this Agreement.

4.

Appendix E — Benchmarks and Performance. Licensee and PHS hereby agree to replace Appendix E of the Original Agreement in its entirety with the attached Amended Appendix E.

5.

This Amendment shall become effective immediately upon execution by PHS and Licensee.

6.

The Original Agreement shall continue in full force and effect, unchanged except as modified by this Amendment.

7.

This Amendment may be executed in multiple counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized representatives as of the last signature date below.

Amendment L-103-96/1

Public Health Service and Angiotech Pharmaceuticals, Inc.

March 4, 2002, Page 3 of 5, File: L10396IFINAL

FOR PUBLIC HEALTH SERVICE

/s/Jack Spiegel	03/21/2002
Jack Spiegel, Ph.D.	Date
Direct , Division of Technology Development and Transfer
Office of Technology Transfer
National Institutes of Health

Mailing Address for Notices:

Office of Technology Transfer

National Institutes of Health

6011 Executive Boulevard, Suite 325

Rockville, Maryland 20852-3804 U.S.A.

FOR LICENSEE:

ANGIOTECH  PHARMACEUTICALS, 1NC.

/s/William L. Hunter

March 28, 2002
Signature	Date
William L. Hunter
Printed Name
Chairman & CEO
Title

Mailing Address for Notices:

Angiotech Pharmaceuticals, Inc.

6660 NW Marine Drive

Vancouver, British Columbia

Canada V6T 1Z4

Attention: Vice President and General Counsel

and Vice President, Corporate Development

Any false or misleading statements made, presented, or submitted to the Government, including any relevant omissions, under this Agreement and during the course of negotiation of this Agreement are subject to all applicable civil and criminal statutes including Federal statutes 31 U.S.C. §§ 3801-3812 (civil liability) and 18 U.S.C. § 1001 (criminal liability including fine(s) and/or imprisonment).

Amendment L-103-96/1

Public Health Service and Angiotech Pharmaceuticals, Inc.

March 4, 2002, Page 4 of 5, File: L103961FINAL

AMENDED APPENDIX E—Benchmarks and Performance

Licensee agrees to the following Benchmarks for its performance under this Agreement and, within ten (10) days of achieving a Benchmark, shall notify PHS that the Benchmark has been achieved.

I.

Under the exclusive Licensed Fields of Use for [***]:

1.

[***]

2.

[***]

II.

Under the exclusive Licensed Fields of Use for [***]:

1.

[***]

2.

[***]

3.

[***]

4.

 [***]

III. Under the nonexclusive Licensed Fields of Use:

1.

[***]

2.

[***]

Amendment L-103-96/1

Public Health Service and Angiotech Pharmaceuticals, Inc.

March 4, 2002, Page 5 of 5, File: L103961FINAL